Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated March 24, 2015 to the

Statutory Prospectus for Class A, Class C, Institutional Class, Class P and Class D shares of Allianz Funds Multi-Strategy Trust

Dated April 1, 2014 (as revised December 9, 2014) (as supplemented thereafter)

Disclosure Related to AllianzGI Behavioral Advantage Large Cap Fund

BOARD APPROVAL OF REORGANIZATION OF

ALLIANZGI BEHAVIORAL ADVANTAGE LARGE CAP FUND

INTO A NEWLY-CREATED SERIES OF CAPITOL SERIES TRUST

On March 23, 2015, the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which AllianzGI Behavioral Advantage Large Cap Fund (the “Existing Fund”) would be reorganized with and into Fuller & Thaler Behavioral Core Equity Fund (the “New Fund” and together with the Existing Fund, the “Funds”), a corresponding, newly-created series of Capitol Series Trust (the “Reorganization”). The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Existing Fund at a special meeting of the shareholders expected to be held in the third quarter of 2015 (the “Closing Conditions”). If the Closing Conditions are satisfied, the Reorganization is expected to occur in the third quarter of 2015, although the Reorganization may be delayed.

Following the Reorganization (assuming the satisfaction of the Closing Conditions), Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), the current sub-adviser of the Existing Fund, will serve as investment adviser to the New Fund. Huntington Asset Services, Inc. will serve as the administrator and transfer agent to the New Fund. In the Reorganization (assuming the satisfaction of the Closing Conditions), the New Fund will receive all of the assets and assume all of the liabilities of the Existing Fund, and the Existing Fund’s shareholders will receive shares of the New Fund in exchange for their shares of the Existing Fund. Shareholders of Class A, Class C and Class D shares of the Existing Fund will receive Class A shares of the New Fund, while shareholders of Class P and Institutional Class shares of the Existing Fund will receive Select shares and Institutional shares, respectively, of the New Fund.

The New Fund will have an identical investment objective and its investment strategies, policies and restrictions will be substantially similar, though not identical, to those of the Existing Fund. Whereas the Existing Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S., the New Fund will seek to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies based in the U.S. (without the large capitalization criterion). The New Fund will also be able to invest in fewer securities than the Existing Fund. The New Fund’s portfolio will be managed by the same Fuller & Thaler personnel involved in the day-to-day management of the Existing Fund.

The Reorganization is (assuming the satisfaction of the Closing Conditions) expected to result in slightly higher expenses for shareholders. The New Fund is expected to pay a management fee to Fuller & Thaler of 0.60% of the Fund’s net assets, which is a higher rate than the 0.40% the Existing Fund pays to its current adviser, Allianz Global Investors Fund Management LLC (“AGIFM”). Correspondingly, the pro forma gross expense ratio for the New Fund will also be higher. However, Fuller & Thaler has proposed to cap expenses of the New Fund to 0.90%, 0.65% and 0.75% of the New Fund’s total annual fund operating expenses for each of the Class A shares, Institutional shares and Select shares, respectively, through December 31, 2016, and 1.05%, 0.80% and 0.90% for each of Class A shares, Institutional shares and Select shares, respectively, from January 1, 2017 through December 31, 2017. Currently, the Existing Fund shareholders, except for Class C shareholders, are incurring expenses at slightly lower rates. The Existing Fund is subject to expense limitations of 0.81% for Class A shares, 1.57% for Class C shares, 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares. The Existing Fund’s net expense ratios were equal to these capped rates for the most recently completed fiscal year. The table below summarizes the expense limitations currently in effect for each share class of the Existing Fund and expected expense limitations for the analogous share classes of the New Fund.

Expense Limitations – Pre- and Post-Reorganization

Share Class of Existing Fund	Currently Effective Expense Limitation	Corresponding Share Class of New Fund	Expected Expense Limitation – through 12/31/2016	Expected Expense Limitation – through 12/31/2017
Class A	0.81%	Class A	0.90%	1.05%
Class C	1.57%
Class D	0.81%
Institutional Class	0.55%	Institutional	0.65%	0.80%
Class P	0.65%	Select	0.75%	0.90%

The Reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the Reorganization for U.S. federal income tax purposes. Additionally, Existing Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

It is expected that Fuller & Thaler, and not AGIFM, the Existing Fund or its shareholders, will bear the proxy and solicitation costs and other expenses of the Reorganization, except that: (i) the Funds will bear the costs, if any, of restructuring the Existing Fund’s portfolio, such as brokerage commissions and other transaction costs; (ii) the Funds will bear any expenses associated with the registration of the New Fund shares that will be issued in connection with the Reorganization; and (iii) the Existing Fund will bear any legal costs from Ropes & Gray LLP, legal counsel to the Trust, in connection with the Reorganization. The expense limitations set forth above under the heading “Expense Limitations - Pre- and Post-Reorganization” would apply to the expenses referred to in clauses (ii) and (iii) of the preceding sentence.

No action by shareholders of the Existing Fund is necessary at this time. Additional information, including a description of the Reorganization and detailed information about fees, expenses, risk factors and conditions to closing, will be provided to shareholders of the Existing Fund in a prospectus/proxy statement that is expected to be mailed in May 2015. The prospectus/proxy statement will provide information regarding the date, time and location of the special shareholders meeting at which the Reorganization will be considered.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Capitol Series Trust or the New Fund, nor is it a solicitation of any proxy. To receive a free copy of the prospectus/proxy statement relating to the Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission and has become effective, please call 1-800-988-8380 for Class A and Class C shares or 1-800-498-5413 for Institutional Class, Class P and Class D shares. The prospectus/proxy statement will also be available free of charge on the Securities and Exchange Commission’s Web site (http://www.sec.gov). The prospectus/proxy statement will also contain information about persons who may be considered “participants” in the solicitation of the Existing Fund shareholders. Please read the prospectus/proxy statement carefully before making any investment decisions.

Please retain this Supplement for future reference.